                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In connection with the Quarterly  Report of Everlast  Worldwide Inc., a Delaware
corporation  (the  "Company")  on Form 10-Q for the period  ended March 31, 2007
(the "Report") as filed with the Securities and Exchange  Commission on the date hereof, the undersigned,  Seth Horowitz, Chief Executive Officer of the Company,
certify,  pursuant to 18 U.S.C.  ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities  Exchange Act of 1934, as amended,  and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                /s/ Seth Horowitz
                                                --------------------------------
                                                Seth Horowitz
                                                Chief Executive Officer
                                                April 27, 2007

A signed  original of this  written  statement  required by Section 906 has been provided to Everlast  Worldwide Inc. and will be retained by Everlast  Worldwide
Inc and furnished to the  Securities  and Exchange  Commission or its staff upon request.